Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS NEW INVESTMENTS AND STRONG FIRST QUARTER RESULTS –

REVENUES UP 23%

(NEWPORT BEACH, California, May 4, 2006)… Nationwide Health Properties, Inc. (NYSE:NHP) today announced its first quarter 2006 operating results.

2006 FIRST QUARTER RESULTS

The following table presents selected financial results for the first quarter of 2006 as compared to the first quarter of 2005.

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

Three Months Ended March 31,

Item	2006	2005	Change
Revenues	$60,557	$49,347	$11,210	22.7%
Net Income	$28,073	$13,361	$14,712	110.1%
Income Available to Common Stockholders Per Share	$0.35	$0.14	$0.21	150.0%
Diluted FFO	$35,206	$24,436	$10,770	44.1%
Diluted FFO Before Impairments	$35,206	$31,605	$3,601	11.4%
Diluted FFO Per Share	$0.48	$0.33	$0.15	45.5%
Diluted FFO Per Share Before Impairments	$0.48	$0.44	$0.04	9.1%

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

The results for the three months ended March 31, 2005 include impairments totaling $7,169,000 and a separation charge of $585,000.

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NEW INVESTMENTS

We closed on $74.5 million of new investments during the first quarter and announced the $431 million proposed Hearthstone transaction. We also closed on $137.7 million of the $171 million Wingate Healthcare acquisition announced in 2005, the last two facilities of which closed on April 28, 2006.

Previously Announced 2006 Investment:

•	Independent and Assisted Living: $431 million for a ten-state, 32-facility portfolio with an average age of six years operated by Hearthstone Assisted Living, Inc. The initial cash yield will be 8.06% with a 1% fixed annual rent escalator bringing the effective yield to 8.66%. The lease will also provide for CPI based additional rent estimated at 2% and annual gross revenue participation beginning at 0.54% of annual revenues and escalating to 2.63% of annual revenues during the term of the lease. This proposed transaction is expected to close by May 31, 2006.

Closed Previously Announced 2006 Investments:

•	Medical Office Buildings: $56 million for a six-state, 21-medical office building portfolio by our newly formed joint venture with The Broe Companies.

•	Independent and Assisted Living: $13 million ($97,000 per unit) on January 31, 2006 for a Wisconsin facility with an initial yield of 7.52% (about 140 bps over our effective cost of capital for the transaction as a result of the assumption of low rate, long-term, tax exempt bond financing) and increases equal to 10% of revenue growth (up to a maximum annual increase of 2.5% of the prior year’s total rent).

Additional Investment:

•	Skilled Nursing: $5.5 million ($44,000 per bed) on February 28, 2006 for a newly constructed Texas facility with an initial yield of 11.2% with CPI based annual increases estimated at 2%. This facility replaced an older Texas building we sold in 2005.

2

2006 FINANCING TRANSACTIONS

On March 30, 2006, we priced an offering of 9,000,000 shares of common stock at $21.50 per share with a closing date of April 5, 2006. The underwriters also exercised in full an option to purchase 1,350,000 additional shares of common stock to cover over-allotments. Of the 10,350,000 shares to be issued, 5,850,000 were issued directly by us and 4,500,000 were sold by affiliates of certain underwriters in connection with the forward sale agreements between such affiliates and us. The 5,850,000 shares issued directly by us on the closing date resulted in net proceeds of approximately $119,000,000 after underwriters’ discounts and estimated expenses that will be used to fund a portion of the proposed Hearthstone acquisition (until it closes the net proceeds will be used to repay borrowing on our credit facility). We have the option of settling the 4,500,000 forward shares in shares of common stock or cash at any time during the twelve months following the closing date. We intend to issue new shares at a price of $20.54 per share (net of the underwriters’ discount) to settle the forward sale resulting in net proceeds of $92,430,000.

2006 OVERVIEW

“While we are quite pleased with our revenue growth of 23% over the 2005 first quarter, we are even happier with the investment announcements and closings during the first quarter,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We believe the proposed Hearthstone investment represents a significant opportunity for NHP’s growth and we eagerly anticipate the close of this $431 million acquisition during the second quarter. We are also very pleased to start 2006 with a $56 million investment in medical office buildings through a new joint venture, the acquisition of $18.5 million of new facilities and the closing of the previously announced $171 million Wingate acquisition of top quality skilled nursing facilities.”

3

2006 GUIDANCE

We have modified our 2006 FFO guidance range (which excludes impairments, additional acquisitions and future capital transactions) to reflect the acquisitions and financings completed or announced to date. We are increasing our guidance range for FFO before impairments to between $1.86 per share and $1.89 per share from between $1.84 per share and $1.87 per share. This increase is due to the proposed Hearthstone acquisition, partially offset by the common stock offering that will be used to finance a portion of the acquisition price. This guidance assumes that the 4,500,000 share forward portion of the common stock offering noted above will be closed concurrently with the closing of the proposed Hearthstone acquisition which we expect will occur on or prior to May 31, 2006. A reconciliation between net income and FFO on a per share basis for guidance purposes is included in the accompanying financial data.

Although management has reiterated its commitment to continue accretive acquisitions in 2006, this guidance incorporates no results from acquisitions that have not already been announced or closed, nor does it incorporate the impact of any future impairments that might arise or any future capital transactions that have not already been announced or closed with the exception of approximately $28 million of expected equity issuances through our Dividend Reinvestment Plan and controlled equity offering program. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2006 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. PST in order to present the Company’s performance and operating results for the quarter ended March 31, 2006. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 8161771 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the

4

conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 5:30 p.m. PST that day until midnight Thursday, May 18, 2006. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 8161771. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc., is a real estate investment trust that invests in senior housing and long-term care facilities. The Company and its joint venture have investments in 451 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at www.nhp-reit.com.

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Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the health care industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals, including the closing of the Hearthstone acquisition and achievement of the anticipated benefits therefrom; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 8, 2006.

5

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

MARCH 31, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2006	2005
Revenues:
Rental income
Triple net lease rent	$55,646	$46,852
Medical office building rent	1,917	—

	57,563	46,852
Interest and other income	2,994	2,495

	60,557	49,347
Expenses:
Interest & amortization of deferred financing costs	19,228	14,586
Depreciation and amortization	16,208	12,603
General and administrative	3,797	3,901
Medical office building operating expenses	999	—
Impairment of assets	—	310

	40,232	31,400

Income before unconsolidated entity	20,325	17,947
Income from unconsolidated joint venture	—	847
Minority interest in medical office building joint venture	(48)	—

Income from continuing operations	20,373	18,794
Discontinued operations
Gain on sale of facilities	7,210	33
Income/(loss) from discontinued operations	490	(5,466)

	7,700	(5,433)

Net income	28,073	13,361
Preferred stock dividends	(3,791)	(3,982)

Income available to common stockholders	$24,282	$9,379

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.24	$0.22
Discontinued operations	0.11	(0.08)

Income	$0.35	$0.14

Weighted average shares outstanding	68,449	67,053

NATIONWIDE HEALTH PROPERTIES, INC.

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

MARCH 31, 2006

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended March 31,
	2006	2005
Net income	$28,073	$13,361
Preferred stock dividends	(3,791)	(3,982)
Real estate related depreciation and amortization	16,072	13,172
Depreciation in income from joint venture	—	186
Gain on sale of facilities	(7,210)	(33)
Gain on sale of facility from joint venture	—	(330)

Funds From Operations (“FFO”) available to common stockholders (1)	33,144	22,374
Series B preferred dividend add-back	2,062	2,062

Diluted FFO	35,206	24,436
Impairments	—	7,169

Diluted FFO before impairments	$35,206	$31,605

Weighted average shares outstanding	68,449	67,053
Series B preferred stock add-back	4,683	4,681

Diluted weighted average shares outstanding	73,132	71,734

Basic/diluted per share amounts:
FFO	$0.48	$0.33

FFO before impairments and extinguishments	$0.48	$0.44

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

MARCH 31, 2006

(IN THOUSANDS)

	March 31, 2006	December 31, 2005
ASSETS
Investments in real estate:
Real estate properties
Land	$231,439	$207,563
Buildings and improvements	1,998,752	1,835,183

	2,230,191	2,042,746
Less accumulated depreciation	(354,861)	(344,224)

	1,875,330	1,698,522
Mortgage loans receivable, net	83,729	87,553

	1,959,059	1,786,075
Cash and cash equivalents	12,399	10,005
Receivables	6,440	5,741
Assets held for sale	1,482	9,198
Other assets	84,333	56,201

	$2,063,713	$1,867,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$335,000	$224,000
Senior notes due 2006 - 2038	570,225	570,225
Notes and bonds payable	293,762	236,278
Accounts payable and accrued liabilities	61,338	55,685

Total liabilities	1,260,325	1,086,188
Minority interest	1,825	—
Stockholders’ equity:
Series A preferred stock	90,049	90,049
Series B preferred stock	106,450	106,450
Common stock	6,889	6,781
Capital in excess of par value	911,429	889,008
Cumulative net income	906,789	878,716
Cumulative dividends	(1,220,043)	(1,189,972)

Total stockholders’ equity	801,563	781,032

	$2,063,713	$1,867,220

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2006

PORTFOLIO COMPOSITION
EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	54%
SKILLED NURSING FACILITIES	37%
CONTINUING CARE RETIREMENT COMMUNITIES	4%
MEDICAL OFFICE BUILDINGS	2%
OTHER	3%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT	BEDS/UNITS
ASSISTED & IND LIVING FACILITIES	213	$1,250,100,000	$80,268	15,574
SKILLED NURSING FACILITIES	184	797,728,000	$37,707	21,156
CONTINUING CARE RETIREMENT COM.	6	76,750,000	$65,208	1,177
SPECIALTY HOSPITALS	7	67,138,000	$221,578	303
MEDICAL OFFICE BUILDINGS	21	38,475,000

	431	$2,230,191,000

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE	LOAN VALUE PER BED/UNIT	BEDS/UNITS
SKILLED NURSING FACILITIES	13	$55,299,000	$26,535	2,084
ASSISTED & IND LIVING FACILITIES	1	9,192,000	$72,952	126
CONTINUING CARE RETIREMENT COM.	1	19,238,000	$44,949	428

	15	$83,729,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	2	$1,482,000

PORTFOLIO STATISTICS

	2006	2005
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.5x	1.4x
SKILLED NURSING FACILITIES	2.2x	2.4x
CONTINUING CARE RETIREMENT COMMUNITIES	1.6x	1.5x
EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2x	1.2x
SKILLED NURSING FACILITIES	1.5x	1.7x
CONTINUING CARE RETIREMENT COMMUNITIES	1.3x	1.2x
EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2x	1.1x
SKILLED NURSING FACILITIES	1.4x	1.6x
CONTINUING CARE RETIREMENT COMMUNITIES	1.2x	1.1x

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2006

	2006	2005
OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	88%
SKILLED NURSING FACILITIES	79%	80%
CONTINUING CARE RETIREMENT COMMUNITIES	90%	89%
TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%
SKILLED NURSING FACILITIES	44%	43%
CONTINUING CARE RETIREMENT COMMUNITIES	76%	71%
TOTAL PORTFOLIO	65%	62%
NHP RENT BY PAYMENT SOURCE
MEDICAID	24%	22%
MEDICARE	14%	14%
PRIVATE AND OTHER	62%	64%
AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10	10
SKILLED NURSING FACILITIES	29	30
CONTINUING CARE RETIREMENT COMMUNITIES	27	27
AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	13	13
SKILLED NURSING FACILITIES	8	8
CONTINUING CARE RETIREMENT COMMUNITIES	11	11

INVESTMENT BY OPERATOR

(excluding two assets held for sale and medical office buildings)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.*	100	$344,285,000	15%	15%
AMERICAN RETIREMENT CORPORATION*	16	185,524,000	8%	8%
EMERITUS CORPORATION*	23	179,467,000	8%	7%
WINGATE HEALTHCARE, INC.	12	139,533,000	6%	5%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	8%
LAUREATE GROUP	9	118,943,000	5%	4%
BEVERLY ENTERPRISES, INC.	28	100,113,000	4%	6%
EPOCH SENIOR LIVING, INC.	10	95,359,000	4%	4%
COMPLETE CARE SERVICES	37	87,499,000	4%	5%
SENIOR SERVICES OF AMERICA	10	67,785,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	18	55,144,000	2%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	2%
HEARTH MANAGEMENT, LLC	3	41,285,000	2%	2%
LIBERTY HEALTHCARE	11	41,225,000	2%	2%
OTHER - PUBLIC COMPANIES	14	56,975,000	3%	2%
OTHER	105	533,192,000	23%	22%

	425	$2,275,445,000	100%	100%

*	PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2006

TOP FIVE STATES INVESTMENT AND REVENUE

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	89	$308,887,000	14%	15%	6%
MASSACHUSETTS	29	$270,861,000	12%	11%	5%
CALIFORNIA	28	$193,475,000	9%	10%	1%
FLORIDA	33	$183,193,000	8%	8%	2%
WISCONSIN	24	$166,479,000	7%	5%	1%

SECURITY DEPOSITS
BANK LETTERS OF CREDIT			$42,682,000
CASH DEPOSITS			19,474,000

			$62,156,000

CURRENT CAPITALIZATION
BANK CREDIT FACILITY (REVOLVER MATURES 10/08, TERM MATURES 10/10)			$335,000,000	14%
SENIOR DEBT			863,987,000	37%
EQUITY (UNDEPRECIATED BOOK BASIS)			1,156,424,000	49%

			$2,355,411,000

DEBT COMPOSITION

			AMOUNT		WEIGHTED RATE
FIXED RATE			$835,466,000		6.7%
FLOATING RATE			$28,521,000		3.3%
FLOATING RATE REVOLVING BANK LINE OF CREDIT			$335,000,000		7.5% Prime/5.73% LIBOR

CURRENT QUARTER INVESTMENTS
		FACILITIES	INVESTMENT	INVESTMENT PER BED/UNIT/ SQ FT.	BEDS/UNITS SQ FT.
SKILLED NURSING FACILITIES		12	$129,372,000	$79,224	1,633
ASSISTED & IND LIVING FACILITIES		2	26,796,000	$135,333	198
JV MEDICAL OFFICE BUILDINGS		21	55,985,000	$74	759,283
CAPITAL EXPENDITURES		—	3,225,000

		35	$215,378,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2006

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	$32,725,000		7.4%
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$570,225,000		6.9%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$693,000	6.6%
2009	6,428,000	5.1%
2010	68,864,000	6.0%
2011	5,731,000	7.7%
2012	34,134,000	7.6%
2013	42,443,000	6.0%
2015	6,403,000	4.8%
THEREAFTER	129,066,000	5.7%

	$293,762,000	6.1%

LEASE EXPIRATIONS (excluding held for sale and medical office building portfolio)

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2006	$3,720,000	10
2007	5,101,000	12
2008	3,017,000	6
2009	3,313,000	7
2010	12,722,000	26
2011	6,695,000	21
2012	16,708,000	18
2013	17,553,000	31
2014	25,645,000	32
2015	5,738,000	5
THEREAFTER	113,012,000	242

	$213,224,000	410

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

MARCH 31, 2006

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2006	$411,000	—
2007	9,834,000	1
2008	11,198,000	5
2009	664,000	—
2010	784,000	—
2011	4,744,000	2
2012	943,000	—
2013	9,589,000	—
2014	1,141,000	—
2015	3,519,000	1
THEREAFTER	41,568,000	6

	$84,395,000	15

RECONCILIATION OF 2006 NET INCOME GUIDANCE TO 2006 FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.36	$1.39
LESS: PREFERRED DIVIDENDS	(0.09)	(0.09)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	0.96	0.96
LESS: GAINS ON SALE	(0.25)	(0.25)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.12)	(0.12)

FUNDS FROM OPERATIONS	$1.86	$1.89

2006 EXPECTED REVENUE LEAKAGE

	2006 REVENUE	FULL YEAR REVENUE	PROCEEDS	GAIN	YIELD
First Quarter 2006
Purchase Option Sales Closed	$921,000	$1,054,000	$10,370,000	$6,174,000	13.3%
Loan Payoffs	586,000	639,000	5,113,000	—	12.5%
Asset Recycling	636,000	725,000	6,750,000	742,000	7.5%
Lease Restructurings/Renewals	147,000	153,000	—	—

Total First Quarter 2006	2,290,000	2,571,000	22,233,000	6,916,000

Projected Remaining 2006
Certain
Purchase Options	1,514,000	2,786,000	22,060,000	10,500,000	16.0%
Asset Recycling	453,000	708,000	1,500,000	824,000	17.1%
Lease Restructurings/Renewals	1,156,000	1,724,000	—	—

Total Certain	3,123,000	5,218,000	23,560,000	11,324,000

High Probability
Purchase Options	1,121,000	2,122,000	25,763,000	8,962,000	8.2%
Asset Recycling	118,000	465,000	2,050,000	373,000	23.2%

Total High	1,239,000	2,587,000	27,813,000	9,335,000

Total Projected Remaining 2006	4,362,000	7,805,000	51,373,000	20,659,000
Total Actual and Projected 2006
Total Certain	5,413,000	7,789,000	45,793,000	18,240,000
Total High	1,239,000	2,587,000	27,813,000	9,335,000

	$6,652,000	$10,376,000	$73,606,000	$27,575,000